UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020 (November 10, 2020)

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Brainstorm Cell Therapeutics Inc. (the “Company”) was held virtually via the internet on November 10, 2020 to consider and vote on the proposals set forth below each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 1, 2020. The following actions were taken at the Annual Meeting:

1. The seven nominees (listed below) for election to the Company’s Board of Directors were elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

	Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
Sankesh Abbhi	9,346,018	125,190	N/A	N/A	13,053,806
Dr. Irit Arbel	8,216,058	1,255,150	N/A	N/A	13,053,806
Dr. June S. Almenoff	9,360,443	110,765	N/A	N/A	13,053,806
Dr. Anthony Polverino	9,046,379	424,829	N/A	N/A	13,053,806
Dr. Jacob Frenkel	9,261,030	210,178	N/A	N/A	13,053,806
Malcolm Taub	9,043,406	427,802	N/A	N/A	13,053,806
Uri Yablonka	9,314,574	156,634	N/A	N/A	13,053,806

2. The proposal to approve amendments to the Company’s 2014 Stock Incentive Plan and the Company’s 2014 Global Share Option Plan to increase the shared pool of shares available for issuance under the Company’s current equity plans by 1,600,000 additional shares (from 4,000,000 to 5,600,000 shares) of Company Common Stock was approved, based upon the following votes:

Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
6,248,132	N/A	3,061,287	161,789	13,053,806

3. The proposal to ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s current fiscal year was approved, based upon the following votes:

Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
22,126,237	N/A	202,261	196,516	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: November 12, 2020	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer